UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
September 26, 2007

ENTERPRISE FINANCIAL SERVICES
CORP
(Exact name of registrant as specified in its charter)

Delaware	001-15373	43-1706259
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

150 N. Meramec, St. Louis, Missouri	63105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code
(314) 725-5500

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective September 26, 2007, the Board of Directors of Enterprise Financial Services Corp (the “Company”) adopted amendments to the Company’s Bylaws. A copy of the Bylaws as amended is attached as Exhibit 3.1 to this Form 8-K.

Sections 7.1 and 7.2 of the Company’s Bylaws were amended to permit the issuance of uncertificated shares of the Company’s capital stock in order to facilitate the Company’s compliance with NASDAQ rules requiring the Company’s securities to be eligible for a direct registration system (“DRS”) by January 1, 2008. This summary is qualified in its entirety by the form of amended bylaws attached as Exhibit 3.1 and incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

3.1	Bylaws of the Company, as amended

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Date: October 2, 2007

ENTERPRISE FINANCIAL SERVICES CORP

/s/ Kevin C. Eichner
----------------------------------------------------------
Kevin C. Eichner
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description
---------------	----------------
3.1	Bylaws of the Company, as amended